Exhibit 10.2

PLAN SUPPORT AGREEMENT

This Plan Support Agreement (the “Agreement”) is made and executed as of November  5, 2009 among TETON ENERGY CORPORATION, a Delaware corporation (“TEC”), TETON NORTH AMERICA LLC, a Colorado limited liability company (“TNA”), TETON PICEANCE LLC, a Colorado limited liability company (“TP”), TETON DJ LLC, a Colorado limited liability company (“DJ”), TETON WILLISTON LLC, a Colorado limited liability company (“TW”), TETON BIG HORN LLC, a Colorado limited liability company (“TBH”), TETON DJCO LLC, a Colorado limited liability company (“DJCO”), Teton ORRI LLC a Colorado limited liability company (“TORRI”) and the Holders under the Global Debenture (as defined below) signatories hereto (TNA, TP, DJ, TW, TBH, DJCO, TORRI and the Holders signatories hereto are referred herein individually as a “Party” and referred to herein collectively as the “Parties”).

RECITALS

A.           TEC owns certain oil and gas interests both in its individual capacity and through its subsidiaries, TP, TNA, DJ, TW, TBH, DJCO and TORRI (collectively, the “Subsidiaries”, together with TEC, the “Debtors”).

B.           Pursuant to that certain Secured Subordinated Convertible Debenture Indenture dated September 19, 2008 (as modified, amended, or supplemented from time to time, the “Global Debenture”), executed by TEC, the Subsidiaries, and the Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”), TEC entered into an exchange transaction in the amount of $30 million pursuant to which TEC exchanged the Global Debenture with the holders of the 10.75% Secured Convertible Debentures due on June 18, 2013 (each a “Holder” and collectively, the “Holders”).  Repayment to the Holders is secured by a second lien on all assets in which Debtors’ senior lenders maintain a first lien (the “Collateral”).  Reference is made to that certain Amended and Restated Intercreditor and Subordination Agreement, which memorializes the respective priorities in the Collateral between the Indenture Trustee, on behalf of the Holders, and the Debtors’ senior lenders.

C.           The Parties have determined that it is in their respective best interests that the Debtors seek a transfer of the ownership interests of TEC, as reorganized, (the “Assets”), free and clear of claims, liens, encumbrances and interests pursuant to a plan of reorganization (the “Plan”), through Chapter 11 bankruptcy cases (the “Bankruptcy Cases”).  The Plan will provide that all assets of each of the Debtors, including all avoidance actions under Chapter 5 of the Bankruptcy Code, shall re-vest in each respective prepetition owner, as reorganized, free and clear of all preconfirmation liens, claims, encumbrances and interests.  Copies of the Plan and proposed disclosure statement are attached hereto as Exhibit A.

D.           Each of the Parties has been provided a copy of and has reviewed the Plan and disclosure statement.  The Parties desire to memorialize their respective undertakings in regard to the Bankruptcy Cases and the Plan.

NOW, THEREFORE, in consideration of the foregoing, the Parties agree as follows:

1.           So long as no Termination Event (defined below) has occurred the Holders signatories hereto each agrees: (i) to vote its claims in the Bankruptcy Cases to accept the Plan upon the Bankruptcy Court’s approval of the disclosure statement pursuant to section 1125 of the Bankruptcy Code; (ii) not to object to or otherwise commence any proceeding to oppose confirmation of the Plan; (iii) not to support or vote to accept any other plan; (iv) to cooperate with the Debtors in connection with the taking of any actions on their part in connection with the Plan described in Section 2; (v) not to seek modification or termination of the automatic stay; and (vi) concurrently with the sale of the Assets in accordance with the Plan and receipt of the distributions contemplated under the Plan, authorize and, as requested by the Debtors, execute and deliver to the Debtors a complete and unconditional release of liens and deed of trust, together with any appropriate Uniform Commercial Code termination statements, terminating all liens, security interests and deeds of trust in favor of the Parties in respect of the Collateral.

2.           The Debtors covenant and agree that, in each case except as otherwise approved by the Holders and subject to the exercise by the Debtors and their board of directors of their respective fiduciary duties:  (i) they will use their commercially reasonable efforts to (x) promptly but no later than November 5, 2009 file the Bankruptcy Cases in the United States Bankruptcy Court for the District of Delaware (the “Court”) and (y) file and seek confirmation only of the Plan substantially in the form and content of the Plan attached hereto as Exhibit A; (ii) they will use commercially reasonable efforts promptly to prosecute confirmation of the Plan; (iii) they will not seek confirmation of and will oppose any plan other than the Plan; (iv) they will not seek to amend or modify the Plan in any respect without the consent of the signatories hereto and will oppose any effort by any person to seek modification or amendment of the Plan in any such respect; and (v) they will take all actions and file all motions and seek the entry of all appropriate orders that in their reasonable judgment are incident to carrying out the purposes and intent of this Agreement and the Plan.  In addition, the Debtors agree that each Holder signatory hereto may sell or transfer any claims held by and among any Holder signatory hereto; provided that, such sale or transfer complies with the applicable securities laws.

3.           The obligations of the Parties as set forth in Section 1 above shall cease immediately upon the occurrence of a Termination Event.  A “Termination Event” shall occur if any one or more of the following events shall have occurred:

(i)	The Debtors shall have breached, or failed to diligently perform, any of their obligations as set forth in Section 2 above;

(ii)	the Court shall not confirm the Plan, and it shall not have been implemented and consummated prior to or on January 31, 2010;

(iii)	the Plan shall be modified or amended in any respect without the consent of the signatories hereto;

(iv)	a trustee or examiner is appointed in the Bankruptcy Cases, the Bankruptcy Cases are converted to a Chapter 7 Case or the Bankruptcy Cases are dismissed; and

(v)	the Bidding Procedures Order attached hereto as Exhibit B is not entered prior to or on November 23, 2009.

4.           Anything contained herein to the contrary notwithstanding, neither the Debtors nor the Holders shall be responsible for any delays hereunder caused by any third parties or by circumstances that are not within the control of the Debtors or the Holders, as the case may be.

5.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of law provisions.

6.           No modification or amendment to the terms of this Agreement shall be valid unless such modification or amendment is in writing and has been signed by each of the Parties hereto.

7.           This Agreement may be executed by facsimile signature transmission in one or more counterparts, any one of which need not contain the signature of more than one Party, and all of which taken together shall constitute one and the same Agreement.

8.           This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators, and representatives.

[Remainder of page intentionally left blank.  Signature pages follow.]

DATED as of the date first above stated.

TETON ENERGY CORPORATION,

a Delaware corporation

By: Name: Title:

TETON NORTH AMERICA LLC,

a Delaware limited liability company

By: Name: Title:

TETON PICEANCE LLC,

a Delaware limited liability company

By: Name: Title:

TETON DJ LLC,

a Delaware limited liability company

By: Name: Title:

TETON WILLISTON LLC,

a Delaware limited liability company

By: Name: Title:

TETON BIG HORN LLC,

a Delaware limited liability company

By: Name: Title:

TETON DJCO LLC,

a Delaware limited liability company

By: Name: Title:

TETON ORRI LLC,

a Colorado limited liability company

By: Name: Title:

HOLDERS:

WHITEBOX TETON, LTD.

By: Name: Title:

INTERLACHEN CONVERTIBLE INVESTMENTS LIMITED

By: Name: Title:

IRONMAN PI FUND (QP), L.P.

By: Name: Title:

UBS O’CONNOR LLC F/B/O: O’CONNOR PIPES CORPORATE STRATEGIES MASTER LIMITED

By: Name: Title:

UBS O’CONNOR LLC F/B/O: O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE MASTER LIMITED

By: Name: Title:

UBS O’CONNOR LLC F/B/O: O’CONNOR GLOBAL CONVERTIBLE ARBITRAGE II MASTER LIMITED

By: Name: Title: